UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2006
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26966 (Commission File Number)	84-0846841 (IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado (Address of principal executive offices)	80525 (Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Contract.
Loan Modification Agreement
On July 25, 2006, Advanced Energy Industries, Inc. (the “Company”) entered into a Loan Modification Agreement with Silicon Valley Bank (the “Bank”), thereby amending the Loan and Security Agreement dated May 10, 2002, as previously amended through July 6, 2005 (the “Original Agreement”) between the Company and the Bank. The Original Agreement, which provided the Company with a $40 million revolving line of credit, has been modified effective July 6, 2006 to (a) provide the Company with a $25 million revolving line of credit, (b) extend the maturity date on such line of credit to July 5, 2007, (c) release the collateral so that the revolving line of credit will be unsecured and (d) amend other terms, including terms related to non-usage fees and financial covenants. No amount is currently outstanding under the line of credit, and the Company has not drawn upon such facility since the first quarter of 2001; however, the Company relies upon the credit facility as a principal source of liquidity and to secure letters of credit issued on its behalf from time to time.
Any advances under the Original Agreement, as amended by the Loan Modification Agreement, will bear interest at the prime rate (8.25% at July 25, 2006) minus 1%.
A copy of the Loan Modification Agreement has been attached to this Current Report on Form 8-K as Exhibit 10.1 and the terms thereof are incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
On July 26, 2006, Advanced Energy Industries, Inc. announced via press release its financial results for the three- and six-month periods ended June 30, 2006. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
Reference is made to the press release of Advanced Energy Industries, Inc. issued on July 26, 2006, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c)	The following exhibit is filed pursuant to Item 1.01:
10.1	Loan Modification Agreement dated July 25, 2006, by and between Silicon Valley Bank and Advanced Energy Industries, Inc.
The following exhibit is furnished pursuant to Items 2.02 and 7.01:
99.1	Press release dated July 26, 2006 by Advanced Energy Industries, Inc., reporting its financial results for the three- and six-month periods ended June 30, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.

Date: July 26, 2006	/s/ Mark D. Hartman Mark D. Hartman, Principal Financial and
Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan Modification Agreement dated July 25, 2006, by and between Silicon Valley Bank and Advanced Energy Industries, Inc.

99.1	Press release dated July 26, 2006 by Advanced Energy Industries, Inc., reporting its financial results for the three- and six-month periods ended June 30, 2006.